                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           The New Ireland Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

   __________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

May 1, 2008

Dear Stockholder,

     The New Ireland Fund, Inc. (the "Fund") will hold its 2008 Annual Meeting of Stockholders (the "Meeting") on Tuesday, June 3, 2008 at 9 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Meeting, stockholders will elect two Directors and vote on such other matters as may properly come before the Meeting.

     On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

     We look forward to your continued support.

                                          Sincerely,


                                          /s/ Peter Hooper
                                          --------------------------------------
                                          Chairman

                           THE NEW IRELAND FUND, INC.
                                  c/o PFPC Inc.
                           99 High Street, 27th Floor
                           Boston, Massachusetts 02110

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The New Ireland Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, June 3, 2008 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

     1.   To elect two (2) Directors of the Fund (Proposal 1).

     2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Only stockholders of record at the close of business on Monday, April 7, 2008 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.


                                          Vincenzo A. Scarduzio
                                          Secretary

Dated:   May 1, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signature
---------------------------------------   -----------------------------
Corporate Accounts

(1) ABC Corp...........................   ABC Corp.
(2) ABC Corp...........................   John Doe, Treasurer
(3) ABC Corp.
        c/o John Doe, Treasurer........   John Doe
(4) ABC Corp. Profit Sharing Plan......   John Doe, Trustee

Trust Accounts

(1) ABC Trust..........................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
        u/t/d 12/28/78.................   Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA..   John B. Smith
(2) Estate of John B. Smith ...........   John B. Smith, Jr., Executor

                           THE NEW IRELAND FUND, INC.
                                  c/o PFPC Inc.
                           99 High Street, 27th Floor
                           Boston, Massachusetts 02110

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 3, 2008

                                 PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the "Fund") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, June 3, 2008 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying proxy is executed properly and returned by June 3, 2008 in time to be voted at the Meeting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker's discretion. Broker non-votes will have no effect on the election of Directors. A proxy may be revoked at any time prior to the time it is voted, by written notice to the Secretary of the Fund or by attendance at the Meeting.

     A quorum of the Fund's shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

     The close of business on April 7, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 5,129,384 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to stockholders on or about May 2, 2008.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications by regular employees of the Fund's Investment Adviser.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2007, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O PFPC, Inc. 99 High Street, 27th Floor, Boston, Massachusetts 02110, by accessing the Fund's website at www.newirelandfund.com, or by calling 1-800-468-6475.

     The date of this Proxy Statement is May 1, 2008.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

     To the knowledge of management of the Fund and its Board, the following shareholder(s) or "group", as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned, or were owners of record of, more than 5% of the Fund's outstanding shares as of April 7, 2008.

Shareholder Name and Address   Amount and Nature of Ownership   Percent of Shares
----------------------------   ------------------------------   -----------------
Cede & Co (1)                  4,956,658 (record)                   96.63%
55 Water Street, 25th Floor
New York, NY 10041

(1)  A nominee partnership of The Depository Trust Company.

     To the knowledge of the Fund, as of the record date, no current Director of the Fund held 1% or more of the outstanding shares of the Fund, and the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     At the Meeting, two Directors will be elected. Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and George G. Moore, Class II consists of Denis P. Kelleher and David Dempsey, and Class III consists of Margaret Duffy and Michael Grealy. The two Directors in Class III are being considered for election at this Meeting. If elected, Ms. Duffy and Mr. Grealy will hold office for a term of three years and until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Margaret Duffy and Michael Grealy.

     The nominees have consented to being named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

     The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly-held companies.

                                                                                                                         NUMBER OF
                                                                                                                         PORTFOLIOS
                                                 TERM OF                                                                  IN FUND
                              POSITION(S)      OFFICE AND                                                                 COMPLEX
                             HELD WITH THE      LENGTH OF                PRINCIPAL OCCUPATION(S) AND OTHER              OVERSEEN BY
  NAME ADDRESS, AND AGE           FUND        TIME SERVED*             DIRECTORSHIPS DURING PAST FIVE YEARS               DIRECTOR
-------------------------   ---------------   ------------   --------------------------------------------------------   -----------
NON-INTERESTED DIRECTORS:
Peter J. Hooper, 68         Director and      Since 1990     President of Hooper Associates-Consultants (1994 to             1
Westchester Financial       Chairman of the                  present); Director, The Ireland United States Council
Center, Suite 1000          Board                            for Commerce and Industry (1984 to present); Director,
50 Main Street                                               Flax Trust - America (1988 to 2007); Director,
White Plains, NY 10606                                       Children's Medical Research Foundation (1987 to 2004).

David Dempsey, 58           Director          Since 2007     Managing Director, Bentley Associates L.P., (1991 to            1
360 Lexington Avenue                                         present); Director and Vice President, 205-69 Inc. (2000
New York, NY 10017                                           to 2006); Board of Advisors, Pennell Ventures Marathon
                                                             Fund L.P. (1998 to 2005).

Margaret Duffy, 64          Director          Since 2006     Financial Consultant, Director, The Dyson-Kissner-Moran         1
164 East 72 Street,                                          Corporation (2000 to present); Director, National
Suite 7B                                                     Association of Women Artists, Inc. (2001 to present);
New York, NY 10021                                           Director, Little Sisters of the Assumption Family Health
                                                             Service, Inc. (2005 to present). Director, The Ireland
                                                             United States Council for Commerce and Industry (1994 to
                                                             2005).

Denis P. Kelleher, 69       Director          Since 1991     Chief Executive Officer, Wall Street Access-Financial           1
17 Battery Place                                             Services (1981 to present); Director, Independence
New York, NY 10004                                           Community Bank (1992 to 2006); Chairman and Member of
                                                             the Board of Trustees St. John's University (1998 to
                                                             2007).

George G. Moore, 56         Director          Since 2004     Chairman/Chief Executive Officer, TARGUSinfo (1993 to           1
8010 Towers Crescent                                         present); Chairman, AMACAI Information Corp., a
Drive                                                        wholly-owned subsidiary of TARGUSinfo, (2001 to 2007);
Vienna, VA 22182                                             Chairman, Erne Heritage Holdings (1990 to Present).

INTERESTED DIRECTOR:
Michael Grealy, 48**        Director and      Since 2007     Chief Executive officer, Alternative Investments &              1
Bank of Ireland Asset       President***                     Global Distribution - Bank of Ireland Asset Management
Management (U.S.)                                            (2006 to present); Chairman, Guggenheim Alternative
Limited,                                                     Asset Management, LLC (2006 to present); Director, Paul
300 First Stamford Place                                     Capital Investments, LLC (2006 to present); Director,
Stamford, CT 06902                                           Iridian Asset Management (2005 to present); Director,
                                                             Colaiste Lurgan Teo (1985 to Present); Director, Grealy
                                                             Developments Limited (2002 to present); Head of Group
                                                             Human Resources - Bank of Ireland Group (2001 to 2006).

---------------------------
   * Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.

 ** Mr. Grealy is deemed to be an "interested" director because of his affiliation with the Investment Advisor.

*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                                                                                                                         NUMBER OF
                                                                                                                         PORTFOLIOS
                                                 TERM OF                                                                  IN FUND
                              POSITION(S)      OFFICE AND                                                                 COMPLEX
                             HELD WITH THE      LENGTH OF                PRINCIPAL OCCUPATION(S) AND OTHER              OVERSEEN BY
  NAME ADDRESS, AND AGE           FUND        TIME SERVED              DIRECTORSHIPS DURING PAST FIVE YEARS               DIRECTOR
-------------------------   ---------------   ------------   --------------------------------------------------------   -----------
OFFICERS***:

Michael Grealy                                               see description above

Lelia Long, 45              Treasurer         Since 2002     Senior Vice President & Director, Bank of Ireland Asset        N/A
Bank of Ireland Asset                                        Management (U.S.) Limited (1999 to present); Director,
Management (U.S.)                                            Iridian Asset Management LLC (2002 to 2005).
Limited,
300 First Stamford Place
Stamford, CT 06902

Salvatore Faia, 45          Chief             Since 2005     President, Vigilant Compliance Services, (2004 to              N/A
Vigilant Compliance         Compliance                       present); Trustee, Energy Income Partnership, (2005 to
186 Dundee Drive, Suite     Officer                          present); Senior Legal Counsel, PFPC Inc. (2002 to
700                                                          2004).
Williamstown, NJ 08094

Colleen Cummings, 37        Assistant         Since 2006     Vice President and Director, PFPC Inc. (2004 to                N/A
4400 Computer Drive         Treasurer                        present); Manager, PFPC Inc. (1998 to 2004).
Westborough, MA 01580

Vincenzo A. Scarduzio, 36   Secretary         Since 2005     Assistant Vice President, PFPC Inc. (2006 to Present);         N/A
760 Moore Road                                               Senior Regulatory Administrator, PFPC Inc. (2001 to
King of Prussia, PA 19406                                    2006).

*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN FUND FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR:

                          DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                          SECURITIES HELD IN THE   IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
    NAME OF DIRECTOR               FUND*              DIRECTOR IN FAMILY OF INVESTMENT COMPANIES**
    ----------------      ----------------------   --------------------------------------------------
Independent Directors &
Nominees
David Dempsey                        B                                      B
Margaret Duffy                       C                                      C
Peter J. Hooper                      C                                      C
Denis P. Kelleher                    E                                      E
George G. Moore                      E                                      E

Interested Directors
Michael Grealy                       A                                      A

----------
*    KEY TO DOLLAR RANGES

A.   None

B.   $1-$10,000

C.   $10,001-$50,000

D.   $50,001-$100,000

E.   Over $100,000

** AS OF APRIL 7, 2008 THE FUND'S FAMILY OF INVESTMENT COMPANIES CONSISTED ONLY OF THE FUND.

     As of April 7, 2008, none of the independent directors or their immediate family members owns beneficially or of record securities in the Fund's investment advisor or entity directly or indirectly controlling, controlled by, or under common control with the Fund's Investment Advisor.

COMPENSATION

     The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund's Investment Adviser or any affiliate thereof an annual fee of $16,000 plus $2,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors an additional $36,750 annually and pays the Chairman of the Audit Committee an additional $3,000 per meeting attended of the Audit Committee. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by PFPC Inc. ("PFPC"), the Fund's administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2007.

                          COMPENSATION SCHEDULE FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 2007

                                RETIREMENT ANNUAL      PENSION OR       ESTIMATED
                                    AGGREGATE       BENEFITS ACCRUED    BENEFITS    TOTAL COMPENSATION
                                COMPENSATION FROM    AS PART OF FUND      UPON         FROM THE FUND
 NAME OF PERSON AND POSITION         THE FUND           EXPENSES       RETIREMENT    PAID TO DIRECTORS
 ---------------------------    -----------------   ----------------   ----------   -----------------
Peter J. Hooper                      $66,375                0              N/A            $66,375
Chairman of the Board

David Dempsey(1)                     $10,945                0              N/A            $10,945
Director

Brendan Donohoe(2)                     N/A                 N/A             N/A              N/A
Director

Margaret Duffy                       $41,875                0              N/A            $41,875
Director

Michael Grealy(3)                      N/A                 N/A             N/A              N/A
Director

Denis P. Kelleher                    $25,375                0              N/A            $25,375
Director

George G. Moore                      $31,375                0              N/A            $31,375
Director

James M. Walton(4)                   $17,210                0              N/A            $17,210
Director

----------
(1)  David Dempsey was not appointed to the Board until April 24, 2007.

(2)  Brendan Donohoe resigned from the Board on November 19, 2007.

(3)  Michael Grealy was not appointed to the Board until November 27, 2007.

(4)  James M. Walton resigned from the Board on April 19, 2007.

     There were four regular meetings of the Board of Directors held during the fiscal year ended October 31, 2007. Each Director attended at least 75% of the aggregate number of meetings of the Board and of meetings of Board Committees on which that Director served. Aggregate fees and expenses paid to the Board of Directors for the fiscal year ended October 31, 2007 were $193,155.

                      Committees of the Board of Directors

Audit Committee/Audit Committee Report

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on April 23, 2007. A copy of the Audit Committee Charter was incorporated in the proxy statement for the shareholder Meeting held on June 5, 2007. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee consists of Ms. Duffy and Messrs. Dempsey, Hooper, and Moore, all of whom are "independent" Directors of the Fund as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that Ms. Duffy is qualified to serve as the Fund's Audit Committee financial expert. The Audit Committee is responsible for the engagement of the independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met four times during the fiscal year ended October 31, 2007.

     In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, as currently in effect.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund's auditors are in fact "independent".

     Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended October 31, 2007.

Submitted by the Audit Committee of the Fund's Board of Directors

Margaret Duffy
David Dempsey
Peter J. Hooper
George G. Moore

Nominating Committee

     The Board of Directors has a Nominating Committee consisting of Ms. Duffy and Messrs. Hooper, Kelleher, and Moore, which is responsible for recommending qualified candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the New York Stock Exchange listing standards. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund met once during the Fund's fiscal year ended October 31, 2007 and most recently, on March 4, 2008, to consider the nomination of Margaret Duffy and Michael Grealy. A copy of Nominating Committee Charter is available on the Fund's website, www.newirelandfund.com. The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will treat all equally qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

Other Committees

     The Board of Directors of the Fund has a Compensation Committee, which is responsible for ensuring that the Directors' compensation is competitive as compared to its peers, so that the Fund may continue to retain and attract high caliber directors. The members of the Compensation Committee are Ms. Duffy and Messrs. Kelleher, Dempsey and Moore. The Compensation Committee met twice during the Fund's fiscal year ended October 31, 2007.

     The Board of Directors has a Valuation Committee consisting of Messrs. Dempsey, Grealy, Hooper and Kelleher, which is responsible for monitoring the valuation of unlisted securities by the Fund's Investment Adviser and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund did not meet during the Fund's fiscal year ended October 31, 2007.

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund (except Michael Grealy who was not a Director at the time) attended the June 5, 2007 Annual Meeting of Stockholders.

Required Vote

     In the election of a Director of the Fund, the candidate in order to be elected requires a plurality of the votes cast by the holders of shares of the Fund represented at the Meeting, if a quorum is present.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                               "FOR" PROPOSAL NO.
                                       1.

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

     The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Irish corporations. Bank of Ireland Asset Management (U.S.), Limited ("BIAM"), an Irish company registered as an investment adviser under the U.S. Investment Advisers Act of 1940, acts as the Fund's Investment Adviser. BIAM's principal office in the United States is located at 300 First Stamford Place, Stamford, CT 06902.

     PFPC Inc., the Fund's Administrator, located at 99 High Street, 27th Floor, Boston, Massachusetts 02110, provides administration services to the Fund.

                  Independent Registered Public Accounting Firm

     At a meeting held on December 5, 2007, the Audit Committee, which consists entirely of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) appointed Tait, Weller & Baker LLP ("Tait Weller"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2008. The selection of Tait Weller was ratified by the entire Board. Tait Weller was also the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2007. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Tait Weller as independent registered public accounting firm.

     Grant Thornton LLP ("Grant Thornton") previously served as independent accountants for the Fund until their resignation on January 23, 2007. Grant Thornton's reports on the financial statements for the two years immediately preceding their resignation contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years immediately preceding Grant Thornton's resignation, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Set forth in the table below are audit fees billed to the Fund by Grant Thornton for professional services rendered to the Fund for the fiscal year ended October 31, 2006 and the fees billed to the Fund by Tait Weller for the fiscal year ended October 31, 2007. There were no other fees billed to the Fund.



Fiscal Year Ended   Audit Fees   Audit-Related Fees   Tax Fees*   All Other Fees
-----------------   ----------   ------------------   ---------   --------------
    10/31/2007        $31,500            --             $3,500          --
    10/31/2006        $36,500            --             $3,604          --

* Fees billed to the Fund in connection with tax consulting services, including the review of the Fund's income tax returns.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund's securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely upon the Fund's review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund's fiscal year ended October 31, 2007 these persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

     A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal.

     The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

     Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's Annual Report for the year ending October 31, 2008.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2009 must be received by the Fund on or before January 1, 2009 in order to be included in the Fund's proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws.

                                        Vincenzo A. Scarduzio
                                        Secretary

Dated: May 1, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE NEW IRELAND FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders ---- June 3, 2008

     The undersigned hereby appoints Peter J. Hooper, Lelia Long and Colleen Cummings, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 7, 2008 at the Annual Meeting of Stockholders (the "Meeting") to be held on June 3, 2008, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                         (Continued on the reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF ALL THE PROPOSALS.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.

(1)  Election of Directors: Margaret Duffy and Michael Grealy (Class III
     Directors)

     FOR all nominees listed above (except as noted below) [ ]

     WITHHOLD from all nominees listed above [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below)

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.


-------------------------------------
(Title or Authority)


-------------------------------------
(Signature)


-------------------------------------
(Signature)

Dated:  _______________________, 2008

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)